Exhibit 10.1.8



                                                                  EXECUTION COPY



                                            EIGHTH AMENDMENT dated as of
                              January 12, 2004 (this "Amendment"), to the Credit Agreement dated as of February 22, 2000 (as previously amended, the "Credit Agreement") among GRAFTECH INTERNATIONAL LTD. f/k/a UCAR INTERNATIONAL INC., a Delaware corporation ("GrafTech"), GRAFTECH GLOBAL
                              ENTERPRISES INC. f/k/a UCAR GLOBAL
                              ENTERPRISES INC., a Delaware corporation
                              ("Global"), GRAFTECH FINANCE INC. f/k/a
                              UCAR FINANCE INC., a Delaware corporation (the "Borrower"), the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMORGAN CHASE BANK, as Administrative Agent, Collateral Agent and Issuing Bank.

               A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended and have agreed to extend credit to the Borrower and the LC Subsidiaries, on the terms and subject to the conditions set forth therein.

               B. The Borrower has requested an amendment of the Credit Agreement as set forth herein.

               C. The requisite Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth herein.

               D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Amendments to the Credit Agreement.

               (a) The following two sentences in the preamble to the Credit Agreement are hereby deleted in their entirety:

               "In no circumstance whatsoever will any Letter of Credit issued pursuant to this Agreement on behalf of Lenders holding Revolving Commitments or the proceeds of any Revolving Loan be used for any purpose other than paying (or providing one or more Letters of Credit to secure, facilitate or defer the payment of) the EU

               Fine (i) if at the time of the issuance of such Letter of Credit or the making of such Revolving Loan the Revolving Exposure exceeds EUR175,000,000 or (ii) if at the time of the issuance of such Letter of Credit or the making of such Revolving Loan the Revolving Exposure is less than EUR175,000,000, to the extent that as a result of the issuance of such Letter of Credit or the making of such Revolving Loan the Revolving Exposure would exceed EUR175,000,000. A draw under such a Letter of Credit, or a Revolving Loan made to replace such a Letter of Credit of equal or greater amount, the issuance of which was permitted by the preceding sentence, shall likewise be permitted."

               (b) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in the appropriate alphabetical order, the following definitions:

                   "Convertible Notes" shall mean convertible senior notes of GrafTech having terms no less favorable to GrafTech and the Lenders than those contemplated by Exhibit A to the Eighth Amendment.

                    "Eighth Amendment" shall mean the Eighth Amendment, dated as of January 12, 2004, to this Agreement.

               (c) The definition of "LC Subsidiary" is hereby amended by inserting immediately after the words "at any time," the words "without duplication, each of (i) the Borrower and (ii)".

               (d) The definition of "Net Proceeds" is hereby amended by deleting the "and" directly preceding clause (b)(iv), substituting therefor a "," and adding directly after such clause (b)(iv) the phrase "and (v) in the case of any issuance of Convertible Notes, accrued net interest paid by the purchasers of such Convertible Notes".

               (e) The definition of "Revolving Commitment" is hereby amended by deleting the last sentence thereof and replacing it with the following: "The aggregate amount of the Revolving Commitments on the Amendment Effective Date under the Eighth Amendment immediately after giving effect to the Eighth Amendment is EUR175,000,000."

               (f) Section 2.05 of the Credit Agreement is hereby amended by adding the following new sentence to the end of clause (b): "Notwithstanding the previous sentence, in addition, upon request of the Borrower or the applicable LC Subsidiary, one or more Letters of Credit shall be issued, amended, renewed or extended, solely for the purpose of securing payment of the EU Fine during any appeal process or under any post-appeal payment plan (as contemplated by EU regulatory and litigation process), so long as upon, and after giving effect to, the issuance, amendment, renewal or extension of each such Letter of Credit (x) the aggregate LC Exposure for such Letters of Credit shall not exceed EUR65,000,000 and (y) the aggregate Revolving Exposures will not exceed the aggregate Revolving Commitments."

               (g) Section 2.08(c) of the Credit Agreement is hereby amended by inserting directly following the phrase "outstanding amount of Term Borrowings, then," the phrase "except in connection with the sale of assets described in
Section 7.09(d)(5),".

               (h) Section 7.01(a)(ix) of the Credit Agreement is hereby amended by deleting "$25,000,000" and replacing it with "$50,000,000".

               (i) Section 7.01(a)(xii) of the Credit Agreement is hereby amended by deleting "$20,000,000" and replacing it with "$50,000,000"; and deleting "$15,000,000" and replacing it with "$35,000,000".

               (j) Section 7.01(a) of the Credit Agreement is hereby further amended by renumbering the last two clauses thereof "(xvii)" and "(xviii)" rather than "(xvi)" and "(xvii)", respectively; changing the reference in such new clause (xvii) from "(xv)" to "(xvi)"; and inserting between clause (xv) and new clause (xvii) the following new clause (xvi):

                    "(xvi) Indebtedness of the Borrower to GrafTech in respect of the Net Proceeds of the Convertible Notes advanced to it by GrafTech; and any Guarantee by the Borrower or any Domestic Subsidiary of the Convertible Notes that is either unsecured or is secured solely by a lien described in Section 7.02(w);"

               (k) Section 7.01(b)(iv) of the Credit Agreement is hereby amended by deleting the words "and (xiv) of Section 7.01(a)" therein and substituting therefor the words ", (xiv) and (xv) of Section 7.01(a) and clause
(vii) of this Section 7.01(b)".

               (l) Section 7.01(b) of the Credit Agreement is hereby further amended by deleting the word "and" at the end of clause (v); replacing the words ""Unrestricted Subsidiary."" at the end of clause (vi) with ""Unrestricted Subsidiary";"; and adding the following new clauses (vii) and
(viii):

                    "(vii) Indebtedness of GrafTech consisting of the
               Convertible Notes in an aggregate principal amount not to exceed $225,000,000, provided that such Convertible Notes are not guaranteed by any person other than Global, the Borrower and the Domestic Subsidiaries; and

                    (viii) Indebtedness of Global to GrafTech in respect of
               the Net Proceeds of the Convertible Notes advanced to it by GrafTech."

               (m) Section 7.02 of the Credit Agreement is hereby amended by changing the reference to "Senior Notes or Additional Senior Notes" in clause
(h) thereof to "Senior Notes,

Additional Senior Notes or Convertible Notes"; changing the reference to "Senior Notes or Additional Senior Notes" and the reference to "Senior Notes or the Additional Senior Notes" in clause (w) thereof to "Senior Notes, Additional Senior Notes or Convertible Notes"; deleting the "and" at the end of clause (v) thereof; replacing the "." at the end of clause (w) thereof with "; and"; and adding immediately after clause (w) thereof the following new clause (x):

                    "(x) Liens on the Indebtedness permitted under Sections
               7.01(a)(xvi) and 7.01(b)(viii) to secure Convertible Notes or to secure the Obligations, provided that the aggregate principal amount of such Indebtedness securing Convertible Notes shall not at any time exceed the aggregate principal amount at such time of the Convertible Notes."

               (n) Section 7.04(j) of the Credit Agreement is hereby
amended by: changing each reference to "Amendment Effective Date (as defined in the Seventh Amendment)" to "Amendment Effective Date (as defined in the Eighth Amendment)"; changing each reference to "Equity Proceeds" therein to "Equity Proceeds or with Capital Stock of GrafTech (other than Disqualified Stock)"; by inserting immediately after the words "pursuant to paragraph (k) of this Section" in the third parenthetical in clause (ii)(B) therein the words "and the amount of cash, evidences of Indebtedness or Disqualified Stock paid under clause (p) of this Section (other than payments of accrued interest on conversions, redemptions or repurchases thereunder, as applicable); and by adding the words "except for direct equity investments in Unrestricted Subsidiaries in an aggregate amount of consideration (as valued at the time each investment is made) in connection with such investments not to exceed $5,000,000" immediately after the words "or contributed to the capital of any Unrestricted Subsidiary)" in the second proviso of such Section.

               (o) Section 7.04(k) of the Credit Agreement is hereby amended and restated as follows:

                    "(k) investments consisting of repurchases of Senior
               Notes or Additional Senior Notes, to the extent permitted in
               Section 7.09(d)(2), with an aggregate principal amount not to exceed $35,000,000; provided, that the aggregate amount of Senior Notes and Additional Senior Notes repurchased pursuant to this clause (k), together with (i) the investments made under clause (j)(ii)(B) of this Section
               7.04 and (ii) the aggregate amount of cash, evidences of Indebtedness or Disqualified Stock paid under clause (p) of this Section 7.04 (other than payments of accrued interest on conversions, redemptions or repurchases thereunder, as applicable) do not exceed the amount permitted under such clause (j)(ii)(B) (prior to the effectiveness of the reduction of such permitted amount set forth in such clause

                    (j) in the aggregate amount of the repurchased Senior Notes and Additional Senior Notes and the cash, evidences of Indebtedness or Disqualified Stock paid under such clause (p) (other than payments of accrued interest on conversions, redemptions or repurchases thereunder, as applicable));"

               (p) Section 7.04 of the Credit Agreement is hereby further amended by deleting the "and" at the end of clause (l); replacing the period at the end of clause (m) with ";"; and adding immediately after clause (m) the following new clauses (n), (o), (p), (q) and (r):

                    "(n) investments consisting of Indebtedness permitted
               under Sections 7.01(a)(xvi) and 7.01(b)(viii);

                    (o) investments consisting of repurchases of Senior
               Notes or Additional Senior Notes, to the extent permitted in
               Section 7.09(d)(3);

                    (p) investments consisting of, or in connection with,
               conversions, redemptions or repurchases of Convertible Notes, to the extent permitted in Section 7.09(d)(4), provided, that the aggregate amount of cash, evidences of Indebtedness or Disqualified Stock paid in connection therewith (other than payments of accrued interest on such conversions, redemptions or repurchases, as applicable), together with the investments made under clauses (j)(ii)(B) and (k) of this Section 7.04, do not exceed the amount permitted under such clause (j)(ii)(B) (prior to the effectiveness of the reduction of such permitted amount set forth in such clause (j) in the aggregate amount of the Senior Notes and Additional Senior Notes repurchased under such clause (k) and the cash, evidences of Indebtedness or Disqualified Stock paid in connection herewith (other than payments of accrued interest on any such conversions, redemptions or repurchases, as applicable));

                    (q) investments consisting of repurchases or
               redemptions of Senior Notes, Additional Senior Notes or Convertible Notes, to the extent permitted in Section 7.09(d)(5); and

                    (r) investments in Senior Notes, Additional Senior
               Notes and Convertible Notes to the extent acquired for Capital Stock of GrafTech (other than Disqualified Stock)."

               (q) Section 7.06 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (f); replacing the period at the end of clause (g) with "; and"; and adding immediately after clause (g) thereof the following new clause (h):

                    "(h) at any time no Default or Event of Default has
               occurred and is continuing, the Borrower and Global may make Restricted Payments to GrafTech of cash in order to fund payments (A) in connection with conversions, redemptions or repurchases of Convertible Notes, to the extent permitted under Section 7.09(d), or (B) of interest then due in respect of the Convertible Notes."

               (r) Section 7.08 of the Credit Agreement is hereby amended by deleting the words "and the Additional Senior Notes" in clause (c)(i) and substituting therefor the words ", the Additional Senior Notes and the Convertible Notes"; deleting the words "and Additional Senior Notes" in clause
(c)(iv) and substituting therefor the words ", the Additional Senior Notes and the Convertible Notes"; and changing the reference "7.09(d)(2)" in clause
(c)(iv) to "7.09(d)".

               (s) Section 7.09(a) of the Credit Agreement is hereby amended by inserting immediately after the phrase "except that" the words "(1) at any time no Default or Event of Default has occurred and is continuing, the Borrower and Global may make payments in respect of intercompany Indebtedness owed to GrafTech and permitted under Sections 7.01(a)(xvi) and 7.01(b)(viii) in order to fund (i) conversions, redemptions or repurchases of Convertible Notes, to the extent permitted under Section 7.09(d), or (ii) interest payments then due in respect of the Convertible Notes and (2)"; deleting the phrase "to this sentence" appearing in the proviso and replacing it with the phrase "to this
Section 7.09(a)(2)".

               (t) Section 7.09(d) of the Credit Agreement is hereby
amended by: inserting the words "or the Convertible Notes" immediately after the words "Additional Senior Notes" appearing in the first two lines; deleting "and
(2)" appearing therein and replacing it with ", (2)"; deleting "the Euro Equivalent of $100,000,000" appearing therein and replacing it with "EUR75,000,000"; and deleting the parenthetical appearing at the end thereof and replacing it with the following: ", (3) so long as no Default or Event of Default shall exist or result therefrom, GrafTech, Global, the Borrower or any Restricted Domestic Subsidiary may from time to time repurchase (but not retire) and hold up to an additional $50,000,000 aggregate principal amount of Senior Notes and Additional Senior Notes, to the extent that (i) such repurchases are made with proceeds of the Convertible Notes on or prior to December 31, 2004 and
(ii) that at the time of, and after giving effect to, any such repurchase the Borrower has unused borrowing availability under the Revolving Commitments of at least EUR75,000,000, (4) so long as no Default or Event of Default shall exist or result therefrom, GrafTech, Global, the Borrower or any Restricted Domestic Subsidiary may from time to time convert or redeem Convertible Notes or repurchase (but not retire) and hold Convertible Notes, provided that (i) the aggregate amount of cash, evidences of Indebtedness or Disqualified Stock paid in connection therewith (other than payments of accrued interest on such conversions, redemptions or repurchases, as applicable) shall not exceed $30,000,000, and (ii) at the time thereof, and after giving effect thereto, the

Borrower has unused borrowing availability under the Revolving Commitments of at least EUR75,000,000 (except in connection with the conversion of Convertible Notes into Capital Stock of GrafTech or the payment for Convertible Notes in Capital Stock of GrafTech (other than Disqualified Stock)), (5) so long as no Default or Event of Default shall exist or result therefrom and at the time of, and after giving effect thereto, the Borrower has unused borrowing availability under the Revolving Commitments of at least EUR75,000,000, GrafTech, Global, the Borrower or any Restricted Domestic Subsidiary may from time to time with the proceeds from any sales of non-core, non-strategic assets pursuant to its asset disposition program announced on January 9, 2002 redeem or repurchase up to $35,000,000 aggregate principal amount of additional Convertible Notes, Senior Notes and Additional Senior Notes, to the extent required by the applicable indenture if such proceeds are not reinvested in the business of GrafTech and its subsidiaries or applied to reduce the Revolving Commitments, and (6) GrafTech, the Borrower or any Restricted Subsidiary may, from time to time, to the extent acquired for Capital Stock of GrafTech (other than Disqualified Stock), repurchase or acquire (but not retire) and hold Senior Notes, Additional Senior Notes and Convertible Notes. Notwithstanding anything herein to the contrary, a call for redemption shall not be treated as a redemption until the consummation of such redemption."

               (u) Clause (g) of Article 8 of the Credit Agreement is hereby amended by adding "(i)" after the phrase "provided that this clause (g) shall not apply" and adding the following phrase at the end of such clause (g) "or (ii) to any requirement under the Convertible Notes, Senior Notes or Additional Senior Notes to offer to redeem or repurchase such notes if such redemption or repurchase is permitted under Section 7.09(d)(5);".

               (v) Schedule A of the Credit Agreement is hereby amended by
(i) deleting the table set forth therein and substituting therefor the following:

-----------------------------------------------------------------------

           Leverage Ratio                             Amount
           --------------                             ------


------------------------------------------------------------------------
greater than or equal to 2.0:1.0                    $100,000,000
------------------------------------------------------------------------
less than 2.0:1.0                                   $125,000,000
------------------------------------------------------------------------

              SECTION 2. Representations and Warranties. Each of GrafTech, Global and the Borrower represents and warrants to each Lender as of the date hereof and as of the Amendment Effective Date that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

              SECTION 3. Reduction of Revolving Commitments. As of the Amendment Effective Date, without any notice or any other action by any person, the aggregate amount of the Revolving Commitments shall automatically and permanently be reduced by an amount that will result in the Revolving Commitments equaling EUR175,000,000.

              SECTION 4. Effectiveness. This Amendment shall become effective as of the first date on which the following conditions shall have been satisfied: (i) when the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, GrafTech, Global and Lenders holding at least 51% of the sum of all Revolving Loans outstanding, Letters of Credit Exposures and unused Revolving Commitments; and (ii) the representations and warranties set forth in
Section 2 above shall be true and correct on and as of such date and the Administrative Agent shall have received a certificate of the Borrower to that effect. Notwithstanding the foregoing, the provisions of Section 1 above (other than Section 1(c) and (f)) shall not become effective until as of the first date (the "Amendment Effective Date") on which the following conditions are met: (a) GrafTech shall have received not less than $100,000,000 of gross cash proceeds from the Convertible Notes, (b) the Borrower shall have repaid in full all of the outstanding Term Loans, together with accrued and unpaid interest thereon,
(c) each Revolving Lender shall have received the Amendment Fee required to be paid to it pursuant to Section 5 below and (d) the representations and warranties set forth in Section 2 above shall be true and correct on and as of such date and the Administrative Agent shall have received a certificate of the Borrower to that effect. Notwithstanding anything herein to the contrary, the Amendment Effective Date shall not occur after March 31, 2004.

              SECTION 5. Amendment Fee. The Borrower agrees to pay to each Revolving Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on January 12, 2004 an amendment fee (the "Amendment Fee") in an amount equal to 0.05% of such Lender's Revolving Commitment (whether used or unused), based on the amount outstanding immediately after the issuance of the Convertible Notes, the application of the Net Proceeds therefrom pursuant to Section 4 above and the reduction of the Revolving Commitments pursuant to Section 3 above; provided that the Borrower shall have no liability for any such Amendment Fee if the Amendment Effective Date shall not occur. Such Amendment Fee shall be payable on the Amendment Effective Date.

              SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent, or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

              SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

              SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

              SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                            [SIGNATURE PAGES FOLLOW]

              IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

                                      GRAFTECH INTERNATIONAL LTD.,


                                      By:  /s/ Corrado F. De Gasperis
                                           ________________________________
                                            Name:  Corrado F. De Gasperis
                                            Title: Vice President and Chief
                                                   Financial Officer


                                      GRAFTECH GLOBAL
                                      ENTERPRISES INC.,


                                      By:  /s/ Corrado F. DeGasperis
                                           ________________________________
                                            Name:  Corrado F. DeGasperis
                                            Title: Vice President and Chief
                                                   Financial Officer


                                      GRAFTECH FINANCE INC.,



                                      By: /s/ Corrado F. DeGasperis
                                          ________________________________
                                            Name:  Corrado F. DeGasperis
                                            Title: Vice President and Chief
                                                   Financial Officer


                                      JPMORGAN CHASE BANK, as a Lender,
                                      and as Administrative Agent,
                                      Collateral Agent and Issuing
                                      Bank,


                                      By:  ________________________________
                                            Name:  James H. Ramage
                                            Title: Managing Director

              IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

                                      GRAFTECH INTERNATIONAL LTD.,


                                      By:  ________________________________
                                            Name:
                                            Title:



                                      GRAFTECH GLOBAL ENTERPRISES INC.,


                                      By:  ________________________________
                                            Name:
                                            Title:



                                      GRAFTECH FINANCE INC.,



                                      By:  ________________________________
                                            Name:
                                            Title:



                                      JPMORGAN CHASE BANK, as a Lender,
                                      and as Administrative Agent,
                                      Collateral Agent and Issuing
                                      Bank,


                                      By: /s/  James H. Ramage
                                            ________________________________
                                            Name:  James H. Ramage
                                            Title: Managing Director

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


ABN AMRO Bank N.V.


By:  /s/ Eric Oppenheimer
   _______________________________
Name:  Eric Oppenheimer
Title: Vice President



By: /s/ Michele R. Costello
   _______________________________
Name:  Michele R. Costello
Title: Assistant Vice President

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  Bank of America, N.A.



By:  /s/ H. Leonard Norman
   _______________________________
    Name:  H. Leonard Norman
    Title: Managing Director

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  The Bank of New York



By: /s/ Christine T. Rio
   _______________________________
    Name:  Christine T. Rio
    Title: Vice President

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  Credit Industriel et Commercial



By:  /s/  Mathew Gillard     /s/ Stuart Rose
   ___________________________________________
    Name:  Mathew Gillard       Stuart Rose
    Title: Manager              Manager

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  The Bank of Nova Scotia



By: /s/ John W. Campbell
   _______________________________
    Name:  John W. Campbell
    Title: Managing Director

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  CREDIT SUISSE FIRST BOSTON
                      acting through its Cayman Islands Branch



By: /s/ Bill O'Daly           /s/ Cassandra Droogan
   _________________________________________________
    Name:  Bill O'Daly            Cassandra Droogan
    Title: Director               Associate

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  Fleet National Bank



By: /s/  Sandra H. Bennett
   _______________________________
    Name:  Sandra H. Bennett
    Title: Authorized Officer

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


General Electric Capital Corporation



By: /s/ Robert M. Kadlick
   _______________________________
    Name:  Robert M. Kadlick
    Title: Duly Authorized Signatory

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  GoldenTree High Yield Opportunities II, LP
                      By: GoldenTree Asset Management, LP



By: /s/ Thomas O'Shea
    _______________________________
    Name:  Thomas O'Shea
    Title: Portfolio Manager

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:


Intercontinental CDO S.A.
By:  Pacific Investment Management Company LLC,
     as its Investment Advisor


     By: /s/  Mohan V. Phansalkar
        _______________________________
            Mohan V. Phansalkar
            Executive Vice President

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  NATEXIS BANQUES POPULAIRES



By: /s/ William J. Burke
   _______________________________
    Name:  William J. Burke
    Title: Vice President


    /s/ Michael J. Storms
           Michael J. Storms
           Associate

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  Sankaty High Yield Partners II, L.P.



By: /s/ Diane J. Exter
   _______________________________
    Name:  Diane J. Exter
    Title: Managing Director
           Portfolio Manager

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  Toronto Dominion (New York), Inc.



By: /s/ Stacey Malek
   _______________________________
    Name:  Stacey Malek
    Title: Vice President

Signature Page to Eighth Amendment to GrafTech Finance Inc. Credit Agreement.


Name of Institution:  UniCredito Italiano
                      New York Branch



By: /s/ Barry Henry              /s/ Saiyed A. Abbas
   ____________________________________________________
    Name:  Barry Henry               Saiyed A. Abbas
    Title: Vice President            Vice President

                                                                EIGHTH AMENDMENT
                                                                ----------------

                        Definition of "Convertible Notes"
                        ---------------------------------

                                    Exhibit A
                                    ---------



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Issuer...................................................  GrafTech International Ltd. ("GrafTech")

Securities Offered.......................................  Up to $225 million principal amount convertible senior debentures.

Maturity Date............................................  Between 2011 and 2024

Interest and Interest Payment Dates......................  Payable semi-annually in cash at a rate to be determined, commencing
                                                           2004.

Guarantees...............................................  The debentures will be guaranteed by GrafTech's domestic subsidiaries holding a substantial majority of its U.S.
                                                           assets, which are the same subsidiaries that guarantee the
                                                           Obligations under the Credit Agreement.

Ranking of and Security for the Debentures and the         The debentures will rank equally with present and future senior debt
Guarantees...............................................  and senior to present and future subordinated debt of GrafTech.

                                                           Each guarantee will rank equally with present and future
                                                           senior debt of the subsidiary guarantor and senior to present and future subordinated debt of the subsidiary guarantor. The debentures and the guarantees may be secured by first priority pledges of intercompany notes from GrafTech Finance and GrafTech Global created with proceeds of the debentures received from GrafTech and pledges, junior to the first priority pledge under the Credit Agreement, of shares of AET.

Conversion Rights........................................  The debentures will be convertible into shares of common stock of
                                                           GrafTech ("common stock") at a conversion rate to be determined, subject to antidilution and other adjustments as customary upon the occurrence of certain events, under customary circumstances to be determined, but including:

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                                                           o   upon the occurrence of certain market price conditions;

                                                           o   upon a call of the debentures for redemption by GrafTech;

                                                           o   upon fundamental changes (including a change of control) and other corporate transactions (including mergers and
                                                               consolidations); or

                                                           o   upon the occurrence of specified credit rating events.

                                                           Upon conversion, GrafTech will have the right to deliver, in lieu of shares of common stock, cash or a combination of cash and shares of common stock.

Sinking Fund.............................................  None.

Optional Redemption by GrafTech..........................  GrafTech may at any time redeem the debentures, in whole or in part, for cash at a redemption price of up to 101% of principal amount, plus any accrued and unpaid interest, but GrafTech may do so prior to a date to be determined (but not earlier than 2007) only if certain market price conditions are achieved.  If GrafTech redeems the debentures prior to such date (which may be as late as 2013), it will make an additional payment on the redeemed debentures approximately equal to the interest that would otherwise accrue after such date on the debentures through such date.  GrafTech may make the additional payment in cash, shares of common stock or a combination thereof.

Repurchase of the Debentures by GrafTech at                Holders may require GrafTech to repurchase some or all of the the Option of the Holder.................................  debentures at dates to be determined, but not earlier than 2009, at a repurchase price of up to 101% of principal amount, plus any accrued and unpaid interest. GrafTech may pay the repurchase price in cash, shares of common stock or a combination of cash and shares of our common stock, except that GrafTech will pay accrued and unpaid interest in cash.

Repurchase of the Debentures by GrafTech Upon a            If GrafTech experiences a fundamental change (including a change of
Fundamental Change or Other Transaction..................  control) prior to maturity of the debentures, the Holders will have the right to require GrafTech to repurchase some or all of the debentures at a repurchase price of up to 101% of principal amount, plus any accrued and unpaid interest. GrafTech may pay the repurchase price in ash, shares of common stock or a

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                                                           combination of cash and shares of common stock, except that GrafTech will pay any accrued and unpaid interest in cash.

Registration Rights......................................  GrafTech will agree to file a shelf registration statement under the
                                                           Securities Act relating to the resale of the debentures and the shares of common stock issuable upon conversion, redemption or repurchase thereof.  If the registration statement is not filed or has not become effective within time periods to be determined,
                                                           GrafTech will agree to pay customary liquidated damages to holders of the debentures.  It is possible that GrafTech may make the additional payment in cash, shares of common stock or a combination thereof.

Covenants................................................  As customary or as appropriate to give effect to the provisions described above.

Use of Net Proceeds......................................  To repay all of the Tranche B Term Loans and for general corporate purposes. GrafTech will contribute or on-loan proceeds to GrafTech
                                                           Finance and GrafTech Global and may retain proceeds to pay or secure antitrust fines or for other purposes permitted by the Credit Agreement.
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